Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q18

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans (EOP)	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share	28

(1)           Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)           Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017(1)	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Total Revenues, Net of Interest Expense	$17,504	$18,872	$18,469	$18,389	$17,124	(7)%	(2)%	$72,444	$72,854	1%
Total Operating Expenses	10,332	10,925	10,712	10,311	9,893	(4)%	(4)%	42,232	41,841	(1)%
Net Credit Losses (NCLs)	1,880	1,867	1,704	1,756	1,786	2%	(5)%	7,076	7,113	1%
Credit Reserve Build / (Release)	136	(64)	91	150	64	(57)%	(53)%	427	241	(44)%
Provision / (Release) for Unfunded Lending Commitments	29	28	(4)	42	47	12%	62%	(161)	113	NM
Provision for Benefits and Claims	28	26	21	26	28	8%	—	109	101	(7)%
Provisions for Credit Losses and for Benefits and Claims	$2,073	$1,857	$1,812	$1,974	$1,925	(2)%	(7)%	$7,451	$7,568	2%
Income from Continuing Operations before Income Taxes	$5,099	$6,090	$5,945	$6,104	$5,306	(13)%	4%	$22,761	$23,445	3%
Income Taxes (Benefits)(1)	23,864	1,441	1,444	1,471	1,001	(32)%	(96)%	29,388	5,357	(82)%
Income (Loss) from Continuing Operations	$(18,765)	$4,649	$4,501	$4,633	$4,305	(7)%	NM	$(6,627)	$18,088	NM
Income (Loss) from Discontinued Operations, net of Taxes	(109)	(7)	15	(8)	(8)	—	93%	(111)	(8)	93%
Net Income (Loss) before Noncontrolling Interests	$(18,874)	$4,642	$4,516	$4,625	$4,297	(7)%	NM	$(6,738)	$18,080	NM
Net Income Attributable to Noncontrolling Interests	19	22	26	3	(16)	NM	NM	60	35	(42)%
Citigroup’s Net Income (Loss)	$(18,893)	$4,620	$4,490	$4,622	$4,313	(7)%	NM	$(6,798)	$18,045	NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$(7.33)	$1.68	$1.62	$1.74	$1.65	(5)%	NM	$(2.94)	$6.69	NM
Citigroup’s Net Income (Loss)	$(7.38)	$1.68	$1.63	$1.73	$1.64	(5)%	NM	$(2.98)	$6.68	NM
Shares (in millions):
Average Basic	2,606.2	2,561.6	2,530.9	2,479.8	2,401.1	(3)%	(8)%	2,698.5	2,493.3	(8)%
Average Diluted	2,606.2	2,563.0	2,532.3	2,481.4	2,402.7	(3)%	(8)%	2,698.5	2,494.8	(8)%
Common Shares Outstanding, at period end	2,569.9	2,549.9	2,516.6	2,442.1	2,368.5	(3)%	(8)%

Preferred Dividends	$320	$272	$318	$270	$313	16%	(2)%	$1,213	$1,173	(3)%

Income Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$(19,116)	$4,304	$4,108	$4,309	$3,960	(8)%	NM	$(7,937)	$16,680	NM
Citigroup’s Net Income (Loss)	$(19,225)	$4,297	$4,123	$4,301	$3,952	(8)%	NM	$(8,048)	$16,672	NM

Income Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$(19,116)	$4,304	$4,108	$4,309	$3,960	(8)%	NM	$(7,937)	$16,680	NM
Citigroup’s Net Income (Loss)	$(19,225)	$4,297	$4,123	$4,301	$3,952	(8)%	NM	$(8,048)	$16,672	NM

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3)	12.36%	12.05%	12.14%	11.73%	11.9%
Tier 1 Capital Ratio(2) (3)	14.06%	13.67%	13.77%	13.36%	13.5%
Total Capital Ratio(2) (3)	16.30%	16.01%	16.31%	15.98%	16.3%
Supplementary Leverage Ratio(3) (4)	6.68%	6.71%	6.60%	6.50%	6.4%
Return on Average Assets	(3.93)%	0.98%	0.94%	0.95%	0.88%			(0.36)%	0.94%
Return on Average Common Equity	(37.5)%	9.7%	9.2%	9.6%	9.0%			(3.9)%	9.4%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	59.0%	57.9%	58.0%	56.1%	57.8%			58.3%	57.4%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,842.5	$1,922.1	$1,912.3	$1,925.2	$1,917.3	—	4%
Total Average Assets	1,909.7	1,904.2	1,917.1	1,922.8	1,936.8	1%	1%	$1,875.5	$1,920.2	2%
Total Deposits	959.8	1,001.2	996.7	1,005.2	1,013.1	1%	6%
Citigroup’s Stockholders’ Equity(5)	200.7	201.9	200.1	197.0	196.2	—	(2)%
Book Value Per Share	70.62	71.67	71.95	72.88	75.05	3%	6%
Tangible Book Value Per Share (6)	60.16	61.02	61.29	61.91	63.79	3%	6%

Direct Staff (in thousands)	209	209	205	206	204	(1)%	(2)%

(1)         4Q17 includes the $22.6 billion one-time non-cash charge related to the enactment of the Tax Cuts and Jobs Act (Tax Reform), which was signed into law on December 22, 2017. The $22.6 billion increase in income taxes from Tax Reform was recorded in North America GCB ($0.8 billion), ICG ($2.0 billion) and Corporate/Other ($19.8 billion). 4Q18 includes a one-time benefit of $94 million, recorded in the tax line in Corporate/Other, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to Tax Reform.

(2)         For all periods presented, Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach, whereas Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. Citigroup’s risk-based capital ratios reflect full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017, these ratios are non-GAAP financial measures, which reflect full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s CET1 Capital and ratio, see page 28.

(3)         December 31, 2018 is preliminary.

(4)         Citigroup’s Supplementary Leverage Ratio (SLR) reflects full implementation of the U.S. Basel III rules for all periods. As of December 31, 2017, this ratio is a non-GAAP financial measure, which reflects full implementation of regulatory capital adjustments and deductions prior to the effective date of January 1, 2018. For the composition of Citi’s SLR, see page 28.

(5)         Citi early adopted ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income as of December 31, 2017. The ASU allows a reclassification from Accumulated other comprehensive income (loss) (AOCI) to Retained earnings for the deferred taxes previously recorded in AOCI that exceed the current federal tax rate of 21% resulting from the newly enacted corporate tax rate as part of Tax Reform. The effect of adopting the ASU resulted in an increase of $3,304 million to Retained earnings at December 31, 2017 due to the reclassification of AOCI to Retained earnings.

(6)         Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)
Revenues
Interest revenue	$15,850	$16,332	$17,550	$18,170	$18,776	3%	18%	$61,579	$70,828	15%
Interest expense	4,537	5,160	5,885	6,368	6,853	8%	51%	16,518	24,266	47%
Net interest revenue	11,313	11,172	11,665	11,802	11,923	1%	5%	45,061	46,562	3%

Commissions and fees	3,155	3,030	3,111	2,803	2,913	4%	(8)%	12,707	11,857	(7)%
Principal transactions	1,490	3,289	2,151	2,566	1,056	(59)%	(29)%	9,475	9,062	(4)%
Administrative and other fiduciary fees	912	905	934	911	830	(9)%	(9)%	3,584	3,580	—
Realized gains (losses) on investments	152	170	102	69	80	16%	(47)%	778	421	(46)%
Other-than-temporary impairment losses on investments and other assets	(16)	(28)	(15)	(70)	(19)	73%	(19)%	(63)	(132)	NM
Other revenue	498	334	521	308	341	11%	(32)%	902	1,504	67%
Total non-interest revenues	6,191	7,700	6,804	6,587	5,201	(21)%	(16)%	27,383	26,292	(4)%
Total revenues, net of interest expense	17,504	18,872	18,469	18,389	17,124	(7)%	(2)%	72,444	72,854	1%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,880	1,867	1,704	1,756	1,786	2%	(5)%	7,076	7,113	1%
Credit reserve build / (release)	136	(64)	91	150	64	(57)%	(53)%	427	241	(44)%
Provision for loan losses	2,016	1,803	1,795	1,906	1,850	(3)%	(8)%	7,503	7,354	(2)%
Provision for Policyholder benefits and claims	28	26	21	26	28	8%	—	109	101	(7)%
Provision for unfunded lending commitments	29	28	(4)	42	47	12%	62%	(161)	113	NM
Total provisions for credit losses and for benefits and claims	2,073	1,857	1,812	1,974	1,925	(2)%	(7)%	7,451	7,568	2%

Operating Expenses
Compensation and benefits	4,880	5,807	5,452	5,319	4,576	(14)%	(6)%	21,181	21,154	—
Premises and Equipment	621	593	570	565	596	5%	(4)%	2,453	2,324	(5)%
Technology / communication expense	1,787	1,758	1,797	1,806	1,832	1%	3%	6,909	7,193	4%
Advertising and marketing expense	386	381	411	378	375	(1)%	(3)%	1,608	1,545	(4)%
Other operating	2,658	2,386	2,482	2,243	2,514	12%	(5)%	10,081	9,625	(5)%
Total operating expenses	10,332	10,925	10,712	10,311	9,893	(4)%	(4)%	42,232	41,841	(1)%

Income from Continuing Operations before Income Taxes	5,099	6,090	5,945	6,104	5,306	(13)%	4%	22,761	23,445	3%
Provision (benefits) for income taxes (1)	23,864	1,441	1,444	1,471	1,001	(32)%	(96)%	29,388	5,357	(82)%

Income (Loss) from Continuing Operations	(18,765)	4,649	4,501	4,633	4,305	(7)%	NM	(6,627)	18,088	NM
Discontinued Operations
Income (Loss) from Discontinued Operations	(100)	(7)	(2)	(8)	(9)	(13)%	91%	(104)	(26)	75%
Provision (benefits) for income taxes	9	—	(17)	—	(1)	(100)%	NM	7	(18)	NM
Income (Loss) from Discontinued Operations, net of taxes	(109)	(7)	15	(8)	(8)	—	93%	(111)	(8)	93%

Net Income (Loss) before Noncontrolling Interests	(18,874)	4,642	4,516	4,625	4,297	(7)%	NM	(6,738)	18,080	NM

Net Income (Loss) attributable to noncontrolling interests	19	22	26	3	(16)	NM	NM	60	35	(42)%
Citigroup’s Net Income (Loss)	$(18,893)	$4,620	$4,490	$4,622	$4,313	(7)%	NM	$(6,798)	$18,045	NM

(1)         See footnote 1 on page 1.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						4Q18 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2017	2018	2018	2018 (1)	2018 (1)	3Q18	4Q17
Assets
Cash and due from banks (including segregated cash and other deposits)	$23,775	$21,850	$21,077	$25,727	$23,550	(8)%	(1)%
Deposits with banks	156,741	180,854	179,825	173,559	164,460	(5)%	5%
Fed funds sold and securities borr’d or purch under agree. to resell	232,478	257,887	265,526	280,941	270,684	(4)%	16%
Brokerage receivables	38,384	46,572	36,977	40,679	35,450	(13)%	(8)%
Trading account assets	252,790	268,808	262,949	257,502	256,117	(1)%	1%
Investments
Available-for-sale and non-marketable equity securities	298,970	299,479	296,819	292,264	295,250	1%	(1)%
Held-to-maturity	53,320	52,492	52,897	53,249	63,357	19%	19%
Total Investments	352,290	351,971	349,716	345,513	358,607	4%	2%
Loans, net of unearned income
Consumer	333,656	325,084	323,632	325,469	330,487	2%	(1)%
Corporate	333,378	347,854	347,548	349,440	353,709	1%	6%
Loans, net of unearned income	667,034	672,938	671,180	674,909	684,196	1%	3%
Allowance for loan losses	(12,355)	(12,354)	(12,126)	(12,336)	(12,315)	—	—
Total loans, net	654,679	660,584	659,054	662,573	671,881	1%	3%
Goodwill	22,256	22,659	22,058	22,187	22,046	(1)%	(1)%
Intangible assets (other than MSRs)	4,588	4,450	4,729	4,598	4,636	1%	1%
Mortgage servicing rights (MSRs)	558	587	596	618	584	(6)%	5%
Other assets	103,926	105,882	109,827	111,268	109,273	(2)%	5%
Total assets	$1,842,465	$1,922,104	$1,912,334	$1,925,165	$1,917,288	—	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$126,880	$125,332	$117,473	$111,446	$105,836	(5)%	(17)%
Interest-bearing deposits in U.S. offices	318,613	327,872	337,228	351,291	361,467	3%	13%
Total U.S. Deposits	445,493	453,204	454,701	462,737	467,303	1%	5%
Non-interest-bearing deposits in offices outside the U.S.	87,440	90,477	86,241	83,200	80,648	(3)%	(8)%
Interest-bearing deposits in offices outside the U.S.	426,889	457,538	455,788	459,239	465,113	1%	9%
Total International Deposits	514,329	548,015	542,029	542,439	545,761	1%	6%

Total deposits	959,822	1,001,219	996,730	1,005,176	1,013,064	1%	6%
Fed funds purch and securities loaned or sold under agree. to repurch.	156,277	171,759	177,828	175,915	177,874	1%	14%
Brokerage payables	61,342	69,685	67,672	73,346	64,571	(12)%	5%
Trading account liabilities	125,170	143,961	140,745	147,652	144,305	(2)%	15%
Short-term borrowings	44,452	36,094	37,233	33,770	32,252	(4)%	(27)%
Long-term debt	236,709	237,938	236,822	235,270	231,999	(1)%	(2)%
Other liabilities(2)	57,021	58,582	54,336	56,173	56,149	—	(2)%
Total liabilities	$1,640,793	$1,719,238	$1,711,366	$1,727,302	$1,720,214	—	5%

Equity
Stockholders’ equity(3)
Preferred stock	$19,253	$19,156	$19,035	$19,035	$18,460	(3)%	(4)%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	108,008	107,599	107,724	107,825	107,922	—	—
Retained earnings(3)	138,425	141,863	145,211	148,436	151,347	2%	9%
Treasury stock	(30,309)	(32,115)	(34,413)	(39,678)	(44,370)	(12)%	(46)%
Accumulated other comprehensive income (loss)(3)	(34,668)	(34,619)	(37,494)	(38,645)	(37,170)	4%	(7)%
Total common equity	$181,487	$182,759	$181,059	$177,969	$177,760	—	(2)%

Total Citigroup stockholders’ equity	$200,740	$201,915	$200,094	$197,004	$196,220	—	(2)%
Noncontrolling interests	932	951	874	859	854	(1)%	(8)%
Total equity	201,672	202,866	200,968	197,863	197,074	—	(2)%
Total liabilities and equity	$1,842,465	$1,922,104	$1,912,334	$1,925,165	$1,917,288	—	4%

(1)                                 Preliminary.

(2)                                 Includes allowance for credit losses for unfunded lending commitments. See page 24 for amounts by period.

(3)                                 See footnote 5 on page 1.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Global Consumer Banking
North America	$5,182	$5,157	$5,004	$5,129	$5,254	2%	1%	$20,270	$20,544	1%
Latin America	1,359	1,347	1,381	1,670	1,362	(18)%	—	5,222	5,760	10%
Asia(1)	1,908	1,929	1,865	1,855	1,824	(2)%	(4)%	7,346	7,473	2%
Total	8,449	8,433	8,250	8,654	8,440	(2)%	—	32,838	33,777	3%

Institutional Clients Group
North America	3,046	3,265	3,511	3,329	2,809	(16)%	(8)%	13,923	12,914	(7)%
EMEA	2,441	3,167	3,043	2,927	2,633	(10)%	8%	10,879	11,770	8%
Latin America	1,031	1,210	1,162	1,055	1,077	2%	4%	4,385	4,504	3%
Asia	1,786	2,206	1,975	1,930	1,695	(12)%	(5)%	7,287	7,806	7%
Total	8,304	9,848	9,691	9,241	8,214	(11)%	(1)%	36,474	36,994	1%

Corporate / Other	751	591	528	494	470	(5)%	(37)%	3,132	2,083	(33)%

Total Citigroup - Net Revenues	$17,504	$18,872	$18,469	$18,389	$17,124	(7)%	(2)%	$72,444	$72,854	1%

(1)                                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017(1)	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)
Income (Loss) from Continuing Operations:

Global Consumer Banking
North America	$77	$838	$719	$850	$933	10%	NM	$1,990	$3,340	68%
Latin America	165	183	200	334	211	(37)%	28%	610	928	52%
Asia (2)	340	373	360	383	378	(1)%	11%	1,278	1,494	17%
Total	582	1,394	1,279	1,567	1,522	(3)%	NM	3,878	5,762	49%

Institutional Clients Group
North America	(1,108)	857	1,028	870	745	(14)%	NM	2,355	3,500	49%
EMEA	431	1,113	987	972	819	(16)%	90%	2,832	3,891	37%
Latin America	333	491	514	541	343	(37)%	3%	1,544	1,889	22%
Asia	557	868	708	734	610	(17)%	10%	2,335	2,920	25%
Total	213	3,329	3,237	3,117	2,517	(19)%	NM	9,066	12,200	35%

Corporate / Other	(19,560)	(74)	(15)	(51)	266	NM	NM	(19,571)	126	101%

Income (Loss) From Continuing Operations	$(18,765)	$4,649	$4,501	$4,633	$4,305	(7)%	NM	$(6,627)	$18,088	NM

Discontinued Operations	(109)	(7)	15	(8)	(8)	—	93%	(111)	(8)	93%

Net Income Attributable to Noncontrolling Interests	19	22	26	3	(16)	NM	NM	60	35	(42)%

Total Citigroup - Net Income (Loss)	$(18,893)	$4,620	$4,490	$4,622	$4,313	(7)%	NM	$(6,798)	$18,045	NM

Average Assets (in billions of dollars)
North America	$1,006	$971	$979	$998	$1,009	1%	—	$986	$989	—
EMEA(2)	334	363	375	358	368	3%	10%	329	366	11%
Latin America	128	129	127	126	123	(2)%	(4)%	128	126	(2)%
Asia(2)	340	348	342	344	347	1%	2%	332	345	4%
Corporate / Other	102	93	94	97	90	(7)%	(12)%	101	94	(7)%
Total	$1,910	$1,904	$1,917	$1,923	$1,937	1%	1%	$1,876	$1,920	2%

Return on Average Assets (ROA) on Net Income (Loss)
North America	(0.41)%	0.71%	0.72%	0.69%	0.67%			0.44%	0.70%
EMEA(2)	0.50%	1.23%	1.04%	1.07%	0.87%			0.84%	1.05%
Latin America	1.54%	2.12%	2.25%	2.76%	1.79%			1.68%	2.24%
Asia(2)	1.04%	1.44%	1.25%	1.29%	1.13%			1.09%	1.28%
Corporate/Other	(76.53)%	(0.38)%	(0.06)%	(0.27)%	1.20%			(19.48)%	0.11%
Total	(3.93)%	0.98%	0.94%	0.95%	0.88%			(0.36)%	0.94%

(1)                                 See footnote 1 on page 1.

(2)                                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017(1)	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Net Interest Revenue	$7,015	$6,980	$7,019	$7,236	$7,348	2%	5%	$27,425	$28,583	4%
Non-Interest Revenue	1,434	1,453	1,231	1,418	1,092	(23)%	(24)%	5,413	5,194	(4)%
Total Revenues, Net of Interest Expense	8,449	8,433	8,250	8,654	8,440	(2)%	—	32,838	33,777	3%
Total Operating Expenses	4,563	4,681	4,655	4,661	4,593	(1)%	1%	18,003	18,590	3%
Net Credit Losses	1,640	1,736	1,726	1,714	1,744	2%	6%	6,562	6,920	5%
Credit Reserve Build / (Release)	177	144	154	186	79	(58)%	(55)%	965	563	(42)%
Provision for Unfunded Lending Commitments	(2)	(1)	3	6	(8)	NM	NM	(2)	—	100%
Provision for Benefits and Claims	36	26	22	27	28	4%	(22)%	116	103	(11)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,851	1,905	1,905	1,933	1,843	(5)%	—	7,641	7,586	(1)%
Income from Continuing Operations before Taxes	2,035	1,847	1,690	2,060	2,004	(3)%	(2)%	7,194	7,601	6%
Income Taxes (2)	1,453	453	411	493	482	(2)%	(67)%	3,316	1,839	(45)%
Income from Continuing Operations	582	1,394	1,279	1,567	1,522	(3)%	NM	3,878	5,762	49%
Noncontrolling Interests	2	2	1	1	3	NM	50%	9	7	(22)%
Net Income	$580	$1,392	$1,278	$1,566	$1,519	(3)%	NM	$3,869	$5,755	49%
EOP Assets (in billions of dollars)	$428	$423	$422	$427	$432	1%	1%
Average Assets (in billions of dollars)	$423	$423	$417	$424	$428	1%	1%	$417	$423	1%
Return on Average Assets (ROA)	0.54%	1.33%	1.23%	1.47%	1.41%			0.93%	1.36%
Efficiency Ratio	54%	56%	56%	54%	54%			55%	55%

Net Credit Losses as a % of Average Loans	2.15%	2.30%	2.28%	2.22%	2.24%			2.21%	2.26%

Revenue by Business
Retail Banking	$3,457	$3,471	$3,489	$3,717	$3,388	(9)%	(2)%	$13,481	$14,065	4%
Cards (3)	4,992	4,962	4,761	4,937	5,052	2%	1%	19,357	19,712	2%
Total	$8,449	$8,433	$8,250	$8,654	$8,440	(2)%	—	$32,838	$33,777	3%

Net Credit Losses by Business
Retail Banking	$243	$232	$228	$243	$246	1%	1%	$1,023	$949	(7)%
Cards (3)	1,397	1,504	1,498	1,471	1,498	2%	7%	5,539	5,971	8%
Total	$1,640	$1,736	$1,726	$1,714	$1,744	2%	6%	$6,562	$6,920	5%

Income from Continuing Operations by Business
Retail Banking	$358	$524	$580	$666	$534	(20)%	49%	$1,656	$2,304	39%
Cards (3)	224	870	699	901	988	10%	NM	2,222	3,458	56%
Total	$582	$1,394	$1,279	$1,567	$1,522	(3)%	NM	$3,878	$5,762	49%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,449	$8,433	$8,250	$8,654	$8,440	(2)%	—	$32,838	$33,777	3%
Impact of FX Translation (4)	(126)	(200)	(82)	(108)	—			(132)	—
Total Revenues - Ex-FX (4)	$8,323	$8,233	$8,168	$8,546	$8,440	(1)%	1%	$32,706	$33,777	3%

Total Operating Expenses - as Reported	$4,563	$4,681	$4,655	$4,661	$4,593	(1)%	1%	$18,003	$18,590	3%
Impact of FX Translation (4)	(72)	(109)	(51)	(50)	—			(54)	—
Total Operating Expenses - Ex-FX (4)	$4,491	$4,572	$4,604	$4,611	$4,593	—	2%	$17,949	$18,590	4%

Total Provisions for LLR & PBC - as Reported	$1,851	$1,905	$1,905	$1,933	$1,843	(5)%	—	$7,641	$7,586	(1)%
Impact of FX Translation (4)	(23)	(36)	(16)	(24)	—			(32)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,828	$1,869	$1,889	$1,909	$1,843	(3)%	1%	$7,609	$7,586	—

Net Income - as Reported	$580	$1,392	$1,278	$1,566	$1,519	(3)%	NM	$3,869	$5,755	49%
Impact of FX Translation (4)	(19)	(43)	(12)	(23)	—			(28)	—
Net Income - Ex-FX (4)	$561	$1,349	$1,266	$1,543	$1,519	(2)%	NM	$3,841	$5,755	50%

(1)                                 See footnote 1 on page 1.

(2)                                 Income taxes in the fourth quarter of 2017 includes $750 million related to Tax Reform and is reflected in North America Retail Banking ($105 million) and North America Cards ($645 million).

(3)                                 Includes both Citi-Branded Cards and Citi Retail Services.

(4)                                 Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2018 and full year 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,451	2,433	2,428	2,417	2,410	—	(2)%
Accounts (in millions)	52.9	53.2	53.9	54.0	54.5	1%	3%
Average Deposits	$306.5	$308.9	$305.8	$307.2	$306.5	—	—
Investment Sales	$23.7	$27.1	$23.9	$23.7	$21.2	(11)%	(11)%
Investment Assets under Management (AUMs)	$160.9	$163.5	$162.7	$169.0	$158.1	(6)%	(2)%
Average Loans	$145.1	$147.1	$145.6	$145.9	$145.0	(1)%	—
EOP Loans:
Mortgages	$81.7	$82.1	$80.5	$80.9	$80.6	—	(1)%
Commercial Banking	36.3	36.8	36.5	37.2	36.3	(2)%	—
Personal and Other	27.9	28.5	28.1	28.7	28.8	—	3%
EOP Loans	$145.9	$147.4	$145.1	$146.8	$145.7	(1)%	—

Total Net Interest Revenue (in millions) (1)	$2,345	$2,356	$2,425	$2,424	$2,423	—	3%
As a % of Average Loans	6.41%	6.50%	6.68%	6.59%	6.63%

Net Credit Losses (in millions)	$243	$232	$228	$243	$246	1%	1%
As a % of Average Loans	0.66%	0.64%	0.63%	0.66%	0.67%
Loans 90+ Days Past Due (in millions) (2)	$515	$493	$500	$508	$485	(5)%	(6)%
As a % of EOP Loans	0.35%	0.34%	0.35%	0.35%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$822	$830	$754	$857	$790	(8)%	(4)%
As a % of EOP Loans	0.57%	0.57%	0.52%	0.59%	0.54%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	141.7	140.3	140.2	141.3	141.7	—	—
Purchase Sales (in billions)	$136.3	$121.7	$133.6	$134.9	$144.1	7%	6%

Average Loans (in billions) (3)	$158.2	$159.2	$157.5	$160.9	$163.4	2%	3%
EOP Loans (in billions) (3)	$164.9	$156.6	$160.9	$162.2	$169.5	5%	3%
Average Yield (4)	12.70%	12.98%	13.09%	13.37%	13.60%
Total Net Interest Revenue (5)	$4,651	$4,615	$4,594	$4,812	$4,925	2%	6%
As a % of Average Loans (5)	11.66%	11.76%	11.70%	11.87%	11.96%
Net Credit Losses	$1,397	$1,504	$1,498	$1,471	$1,498	2%	7%
As a % of Average Loans	3.50%	3.83%	3.81%	3.63%	3.64%
Net Credit Margin (6)	$3,569	$3,451	$3,263	$3,467	$3,554	3%	—
As a % of Average Loans (6)	8.95%	8.79%	8.31%	8.55%	8.63%
Loans 90+ Days Past Due	$1,963	$1,886	$1,845	$1,896	$2,134	13%	9%
As a % of EOP Loans	1.19%	1.20%	1.15%	1.17%	1.26%
Loans 30-89 Days Past Due	$1,940	$1,880	$1,804	$2,033	$2,112	4%	9%
As a % of EOP Loans	1.18%	1.20%	1.12%	1.25%	1.25%

(1)              Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.

(2)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.

(3)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)              Average yield is gross interest revenue earned on loans divided by average loans.

(5)              Net interest revenue includes certain fees that are recorded as interest revenue.

(6)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017(1)	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Net Interest Revenue	$4,805	$4,750	$4,780	$4,984	$5,107	2%	6%	$18,879	$19,621	4%
Non-Interest Revenue	377	407	224	145	147	1%	(61)%	1,391	923	(34)%
Total Revenues, Net of Interest Expense	5,182	5,157	5,004	5,129	5,254	2%	1%	20,270	20,544	1%
Total Operating Expenses	2,568	2,645	2,666	2,668	2,652	(1)%	3%	10,245	10,631	4%
Net Credit Losses	1,186	1,296	1,278	1,242	1,281	3%	8%	4,796	5,097	6%
Credit Reserve Build / (Release)	153	123	115	116	84	(28)%	(45)%	869	438	(50)%
Provision for Unfunded Lending Commitments	(2)	(4)	2	5	(3)	NM	(50)%	4	—	(100)%
Provision for Benefits and Claims	10	6	5	5	6	20%	(40)%	33	22	(33)%
Provisions for Loan Losses and for Benefits and Claims	1,347	1,421	1,400	1,368	1,368	—	2%	5,702	5,557	(3)%
Income from Continuing Operations before Taxes	1,267	1,091	938	1,093	1,234	13%	(3)%	4,323	4,356	1%
Income Taxes (2)	1,190	253	219	243	301	24%	(75)%	2,333	1,016	(56)%
Income from Continuing Operations	77	838	719	850	933	10%	NM	1,990	3,340	68%
Noncontrolling Interests	(1)	—	—	—	—	—	100%	(1)	—	100%
Net Income	$78	$838	$719	$850	$933	10%	NM	$1,991	$3,340	68%
Average Assets (in billions)	$254	$248	$244	$249	$254	2%	—	$248	$249	—
Return on Average Assets	0.12%	1.37%	1.18%	1.35%	1.46%			0.80%	1.34%
Efficiency Ratio	50%	51%	53%	52%	50%			51%	52%

Net Credit Losses as a % of Average Loans	2.48%	2.77%	2.72%	2.56%	2.60%			2.58%	2.66%

Revenue by Business
Retail Banking	$1,348	$1,307	$1,348	$1,329	$1,331	—	(1)%	$5,264	$5,315	1%
Citi-Branded Cards	2,226	2,232	2,062	2,108	2,226	6%	—	8,579	8,628	1%
Citi Retail Services	1,608	1,618	1,594	1,692	1,697	—	6%	6,427	6,601	3%
Total	$5,182	$5,157	$5,004	$5,129	$5,254	2%	1%	$20,270	$20,544	1%

Net Credit Losses by Business
Retail Banking	$30	$43	$32	$32	$31	(3)%	3%	$194	$138	(29)%
Citi-Branded Cards	592	651	657	644	650	1%	10%	2,447	2,602	6%
Citi Retail Services	564	602	589	566	600	6%	6%	2,155	2,357	9%
Total	$1,186	$1,296	$1,278	$1,242	$1,281	3%	8%	$4,796	$5,097	6%

Income from Continuing Operations by Business
Retail Banking	$41	$140	$161	$131	$133	2%	NM	$412	$565	37%
Citi-Branded Cards	119	425	309	375	472	26%	NM	1,009	1,581	57%
Citi Retail Services	(83)	273	249	344	328	(5)%	NM	569	1,194	NM
Total	$77	$838	$719	$850	$933	10%	NM	$1,990	$3,340	68%

(1)              See footnote 1 on page 1.

(2)              Income taxes in the fourth quarter of 2017 include $750 million related to Tax Reform and is reflected in Retail Banking ($105 million), Citi-Branded Cards ($320 million) and Citi Retail Services ($325 million).

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	694	694	693	692	689	—	(1)%
Accounts (in millions)	9.2	9.1	9.1	9.0	9.1	1%	(1)%
Average Deposits	$182.7	$180.9	$179.9	$180.2	$180.6	—	(1)%
Investment Sales	$7.0	$8.4	$7.8	$7.9	$8.1	3%	16%
Investment AUMs	$60.3	$60.5	$61.1	$63.7	$60.1	(6)%	—

Average Loans	$56.0	$55.7	$55.6	$56.0	$56.5	1%	1%

EOP Loans:
Mortgages	$44.3	$44.2	$44.4	$44.6	$44.7	—	1%
Commercial Banking	9.5	9.1	9.1	9.3	9.7	4%	2%
Personal and Other	2.2	2.1	2.2	2.4	2.4	—	9%
Total EOP Loans	$56.0	$55.4	$55.7	$56.3	$56.8	1%	1%

Mortgage Originations (1)	$3.0	$2.3	$2.6	$2.7	$2.3	(15)%	(23)%

Third Party Mortgage Servicing Portfolio (EOP)	$47.3	$46.0	$45.7	$45.4	$45.2	—	(4)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$69.1	$33.4	$33.6	$32.0	$25.6	(20)%	(63)%

Saleable Mortgage Rate Locks	$1.3	$1.2	$1.3	$1.1	$0.9	(18)%	(31)%

Net Interest Revenue on Loans (in millions)	$235	$232	$226	$216	$218	1%	(7)%
As a % of Avg. Loans	1.66%	1.69%	1.63%	1.53%	1.53%

Net Credit Losses (in millions)	$30	$43	$32	$32	$31	(3)%	3%
As a % of Avg. Loans	0.21%	0.31%	0.23%	0.23%	0.22%

Loans 90+ Days Past Due (in millions) (2)	$199	$184	$179	$188	$180	(4)%	(10)%
As a % of EOP Loans	0.36%	0.34%	0.33%	0.34%	0.32%
Loans 30-89 Days Past Due (in millions) (2)	$306	$227	$252	$320	$282	(12)%	(8)%
As a % of EOP Loans	0.55%	0.41%	0.46%	0.58%	0.50%

(1)         Originations of residential first mortgages.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $298 million and ($0.7 billion), $272 million and ($0.7 billion), $244 million and ($0.7 billion), $235 million and ($0.7 billion), and $201 million and ($0.6 billion) as of December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $88 million and ($0.7 billion), $92 million and ($0.7 billion), $87 million and ($0.7 billion), $82 million and ($0.7 billion), and $78 million and ($0.6 billion) as of December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	34.2	33.9	34.1	34.3	34.5	1%	1%
Purchase Sales (in billions)	$86.3	$78.6	$86.4	$87.3	$91.6	5%	6%

Average Loans (in billions) (1)	$86.8	$86.9	$86.6	$87.8	$88.8	1%	2%

EOP Loans (in billions) (1)	$90.5	$85.7	$88.1	$88.4	$91.8	4%	1%

Average Yield (2)	9.63%	9.79%	9.94%	10.34%	10.74%
Total Net Interest Revenue (3)	$1,854	$1,800	$1,788	$1,883	$1,968	5%	6%
As a % of Avg. Loans (3)	8.47%	8.40%	8.28%	8.51%	8.79%
Net Credit Losses	$592	$651	$657	$644	$650	1%	10%
As a % of Average Loans	2.71%	3.04%	3.04%	2.91%	2.90%
Net Credit Margin (4)	$1,610	$1,573	$1,403	$1,462	$1,574	8%	(2)%
As a % of Avg. Loans (4)	7.36%	7.34%	6.50%	6.61%	7.03%
Loans 90+ Days Past Due	$768	$731	$712	$707	$812	15%	6%
As a % of EOP Loans	0.85%	0.85%	0.81%	0.80%	0.88%
Loans 30-89 Days Past Due	$698	$669	$627	$722	$755	5%	8%
As a % of EOP Loans	0.77%	0.78%	0.71%	0.82%	0.82%

Citi-Branded Cards - Ex Hilton (in millions of dollars, except as otherwise noted) (1) (5)

Total Revenues, Net of Interest Expense	$2,187	$2,071	$2,062	$2,108	$2,226	6%	2%
Purchase Sales (in billions)	$84.8	$78.3	$86.4	$87.3	$91.6	5%	8%
Average Loans (in billions) (1)	$86.4	$86.9	$86.6	$87.8	$88.8	1%	3%
EOP Loans (in billions) (1)	$90.5	$85.7	$88.1	$88.4	$91.8	4%	1%

Average Yield (2)	9.62%	9.79%	9.94%	10.34%	10.74%	4%	12%
Total Net Interest Revenue (3)	$1,845	$1,800	$1,788	1,883	1,968	5%	7%
As a % of Avg. Loans (3)	8.47%	8.40%	8.28%	8.51%	8.79%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	86.4	85.4	85.1	85.9	86.3	—	—
Purchase Sales (in billions)	$23.6	$17.4	$21.6	$22.1	$25.5	15%	8%

Average Loans (in billions) (1)	$46.9	$47.1	$46.6	$49.0	$50.4	3%	7%

EOP Loans (in billions) (1)	$49.2	$46.0	$48.6	$49.4	$52.7	7%	7%

Average Yield (2)	17.06%	17.68%	17.82%	17.83%	17.78%
Total Net Interest Revenue (3)	$1,954	$1,973	$1,970	$2,099	$2,128	1%	9%
As a % of Avg. Loans (3)	16.53%	16.99%	16.96%	17.00%	16.75%
Net Credit Losses	$564	$602	$589	$566	$600	6%	6%
As a % of Average Loans	4.77%	5.18%	5.07%	4.58%	4.72%
Net Credit Margin (4)	$1,038	$1,012	$1,002	$1,123	$1,094	(3)%	5%
As a % of Avg. Loans (4)	8.78%	8.71%	8.62%	9.09%	8.61%
Loans 90+ Days Past Due	$845	$797	$781	$832	$952	14%	13%
As a % of EOP Loans	1.72%	1.73%	1.61%	1.68%	1.81%
Loans 30-89 Days Past Due	$830	$791	$761	$890	$932	5%	12%
As a % of EOP Loans	1.69%	1.72%	1.57%	1.80%	1.77%

(1)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)              Average yield is calculated as gross interest revenue earned on loans divided by average loans.

(3)              Net interest revenue includes certain fees that are recorded as interest revenue.

(4)              Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)              As previously announced, on October 23, 2017, Citi signed an agreement to sell the Hilton credit card portfolio ($1.2 billion in outstanding loan balances). These loans were reclassified as held-for-sale and recorded in Other assets as of November 1, 2017 until the sale closed during the first quarter of 2018.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Net Interest Revenue	$991	$997	$1,013	$1,042	$1,006	(3)%	2%	$3,844	$4,058	6%
Non-Interest Revenue (2)	368	350	368	628	356	(43)%	(3)%	1,378	1,702	24%
Total Revenues, Net of Interest Expense	1,359	1,347	1,381	1,670	1,362	(18)%	—	5,222	5,760	10%
Total Operating Expenses	768	759	782	828	787	(5)%	2%	2,959	3,156	7%
Net Credit Losses	292	278	278	307	290	(6)%	(1)%	1,117	1,153	3%
Credit Reserve Build / (Release)	19	42	33	31	(23)	NM	NM	125	83	(34)%
Provision for Unfunded Lending Commitments	1	1	—	—	(1)	NM	NM	(1)	—	100%
Provision for Benefits and Claims	26	20	17	22	22	—	(15)%	83	81	(2)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	338	341	328	360	288	(20)%	(15)%	1,324	1,317	(1)%
Income from Continuing Operations before Taxes	253	247	271	482	287	(40)%	13%	939	1,287	37%
Income Taxes	88	64	71	148	76	(49)%	(14)%	329	359	9%
Income from Continuing Operations	165	183	200	334	211	(37)%	28%	610	928	52%
Noncontrolling Interests	1	—	—	—	—	—	(100)%	5	—	(100)%
Net Income	$164	$183	$200	$334	$211	(37)%	29%	$605	$928	53%
Average Assets (in billions of dollars)	$44	$44	$43	$45	$43	(4)%	(2)%	$45	$44	(2)%
Return on Average Assets	1.48%	1.69%	1.87%	2.94%	1.95%			1.34%	2.11%
Efficiency Ratio	57%	56%	57%	50%	58%			57%	55%

Net Credit Losses as a % of Average Loans	4.51%	4.29%	4.37%	4.63%	4.58%			4.42%	4.47%

Revenue by Business
Retail Banking	$971	$966	$999	$1,265	$965	(24)%	(1)%	$3,752	$4,195	12%
Citi-Branded Cards	388	381	382	405	397	(2)%	2%	1,470	1,565	6%
Total	$1,359	$1,347	$1,381	$1,670	$1,362	(18)%	—	$5,222	$5,760	10%

Net Credit Losses by Business
Retail Banking	$153	$132	$138	$153	$144	(6)%	(6)%	$584	$567	(3)%
Citi-Branded Cards	139	146	140	154	146	(5)%	5%	533	586	10%
Total	$292	$278	$278	$307	$290	(6)%	(1)%	$1,117	$1,153	3%

Income from Continuing Operations by Business
Retail Banking	$116	$138	$155	$279	$150	(46)%	29%	$426	$722	69%
Citi-Branded Cards	49	45	45	55	61	11%	24%	184	206	12%
Total	$165	$183	$200	$334	$211	(37)%	28%	$610	$928	52%

FX Translation Impact:
Total Revenue - as Reported	$1,359	$1,347	$1,381	$1,670	$1,362	(18)%	—	$5,222	$5,760	10%
Impact of FX Translation (3)	(63)	(95)	(38)	(97)	—			(105)	—
Total Revenues - Ex-FX (3)	$1,296	$1,252	$1,343	$1,573	$1,362	(13)%	5%	$5,117	$5,760	13%

Total Operating Expenses - as Reported	$768	$759	$782	$828	$787	(5)%	2%	$2,959	$3,156	7%
Impact of FX Translation (3)	(31)	(48)	(20)	(42)	—			(50)	—
Total Operating Expenses - Ex-FX (3)	$737	$711	$762	$786	$787	—	7%	$2,909	$3,156	8%

Provisions for LLR & PBC - as Reported	$338	$341	$328	$360	$288	(20)%	(15)%	$1,324	$1,317	(1)%
Impact of FX Translation (3)	(16)	(26)	(11)	(22)	—			(27)	—
Provisions for LLR & PBC - Ex-FX (3)	$322	$315	$317	$338	$288	(15)%	(11)%	$1,297	$1,317	2%

Net Income - as Reported	$164	$183	$200	$334	$211	(37)%	29%	$605	$928	53%
Impact of FX Translation (3)	(10)	(16)	(6)	(22)	—			(19)	—
Net Income - Ex-FX (3)	$154	$167	$194	$312	$211	(32)%	37%	$586	$928	58%

(1)         Latin America GCB consists of Citi’s consumer banking operations in Mexico.

(2)         Third quarter of 2018 includes an approximately $250 million gain on the sale of an asset management business.

(3)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2018 and full year 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,479	1,462	1,462	1,463	1,463	—	(1)%
Accounts (in millions)	27.7	28.2	28.9	29.1	29.4	1%	6%
Average Deposits	$27.8	$28.9	$28.3	$29.4	$28.2	(4)%	1%
Investment Sales	$6.0	$6.2	$6.6	$6.7	$6.3	(6)%	5%
Investment AUMs	$32.1	$34.0	$33.1	$35.5	$30.4	(14)%	(5)%
Average Loans	$20.3	$20.7	$20.1	$20.7	$19.6	(5)%	(3)%
EOP Loans:
Mortgages	$4.1	$4.5	$4.1	$4.3	$4.0	(7)%	(2)%
Commercial Banking	10.0	10.5	10.2	10.6	9.9	(7)%	(1)%
Personal and Other	5.8	6.2	5.8	6.1	5.8	(5)%	—
Total EOP Loans	$19.9	$21.2	$20.1	$21.0	$19.7	(6)%	(1)%

Total Net Interest Revenue (in millions) (1)	$672	$680	$687	$711	$682	(4)%	1%
As a % of Average Loans (1)	13.13%	13.32%	13.71%	13.63%	13.80%
Net Credit Losses (in millions)	$153	$132	$138	$153	$144	(6)%	(6)%
As a % of Average Loans	2.99%	2.59%	2.75%	2.93%	2.91%
Loans 90+ Days Past Due (in millions)	$130	$128	$132	$126	$127	1%	(2)%
As a % of EOP Loans	0.65%	0.60%	0.66%	0.60%	0.64%
Loans 30-89 Days Past Due (in millions)	$195	$248	$183	$235	$201	(14)%	3%
As a % of EOP Loans	0.98%	1.17%	0.91%	1.12%	1.02%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.6	5.7	5.7	5.7	5.6	(2)%	—
Purchase Sales (in billions)	$4.5	$4.2	$4.3	$4.6	$4.8	4%	7%
Average Loans (in billions) (2)	$5.4	$5.6	$5.4	$5.6	$5.5	(2)%	2%
EOP Loans (in billions) (2)	$5.4	$5.7	$5.4	$5.8	$5.7	(2)%	6%
Average Yield (3)	24.18%	24.12%	24.49%	24.44%	24.61%	1%	2%

Total Net Interest Revenue (in millions) (4)	$319	$317	$326	$331	$324	(2)%	2%
As a % of Average Loans (4)	23.44%	22.96%	24.21%	23.45%	23.37%
Net Credit Losses (in millions)	$139	$146	$140	$154	$146	(5)%	5%
As a % of Average Loans	10.21%	10.57%	10.40%	10.91%	10.53%
Net Credit Margin (in millions) (5)	$253	$240	$247	$257	$256	—	1%
As a % of Average Loans (5)	18.59%	17.38%	18.35%	18.21%	18.47%
Loans 90+ Days Past Due (in millions)	$151	$160	$160	$169	$171	1%	13%
As a % of EOP Loans	2.80%	2.81%	2.96%	2.91%	3.00%
Loans 30-89 Days Past Due (in millions)	$153	$160	$156	$170	$170	—	11%
As a % of EOP Loans	2.83%	2.81%	2.89%	2.93%	2.98%

(1)              Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(2)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)              Average yield is gross interest revenue earned on loans divided by average loans.

(4)              Net interest revenue includes certain fees that are recorded as interest revenue.

(5)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Net Interest Revenue	$1,219	$1,233	$1,226	$1,210	$1,235	2%	1%	$4,702	$4,904	4%
Non-Interest Revenue	689	696	639	645	589	(9)%	(15)%	2,644	2,569	(3)%
Total Revenues, Net of Interest Expense	1,908	1,929	1,865	1,855	1,824	(2)%	(4)%	7,346	7,473	2%
Total Operating Expenses	1,227	1,277	1,207	1,165	1,154	(1)%	(6)%	4,799	4,803	—
Net Credit Losses	162	162	170	165	173	5%	7%	649	670	3%
Credit Reserve Build / (Release)	5	(21)	6	39	18	(54)%	NM	(29)	42	NM
Provision for Unfunded Lending Commitments	(1)	2	1	1	(4)	NM	NM	(5)	—	100%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	166	143	177	205	187	(9)%	13%	615	712	16%
Income from Continuing Operations before Taxes	515	509	481	485	483	—	(6)%	1,932	1,958	1%
Income Taxes	175	136	121	102	105	3%	(40)%	654	464	(29)%
Income from Continuing Operations	340	373	360	383	378	(1)%	11%	1,278	1,494	17%
Noncontrolling Interests	2	2	1	1	3	NM	50%	5	7	40%
Net Income	$338	$371	$359	$382	$375	(2)%	11%	$1,273	$1,487	17%
Average Assets (in billions)	$125	$131	$130	$130	$131	1%	5%	$124	$131	6%
Return on Average Assets	1.07%	1.15%	1.11%	1.17%	1.14%			1.03%	1.14%
Efficiency Ratio	64%	66%	65%	63%	63%			65%	64%

Net Credit Losses as a % of Average Loans	0.73%	0.73%	0.77%	0.75%	0.78%			0.76%	0.76%

Revenue by Business
Retail Banking	$1,138	$1,198	$1,142	$1,123	$1,092	(3)%	(4)%	$4,465	$4,555	2%
Citi-Branded Cards	770	731	723	732	732	—	(5)%	2,881	2,918	1%
Total	$1,908	$1,929	$1,865	$1,855	$1,824	(2)%	(4)%	$7,346	$7,473	2%

Net Credit Losses by Business
Retail Banking	$60	$57	$58	$58	$71	22%	18%	$245	$244	—
Citi-Branded Cards	102	105	112	107	102	(5)%	—	404	426	5%
Total	$162	$162	$170	$165	$173	5%	7%	$649	$670	3%

Income from Continuing Operations by Business
Retail Banking	$201	$246	$264	$256	$251	(2)%	25%	$818	$1,017	24%
Citi-Branded Cards	139	127	96	127	127	—	(9)%	460	477	4%
Total	$340	$373	$360	$383	$378	(1)%	11%	$1,278	$1,494	17%

FX Translation Impact:
Total Revenue - as Reported	$1,908	$1,929	$1,865	$1,855	$1,824	(2)%	(4)%	$7,346	$7,473	2%
Impact of FX Translation (2)	(63)	(105)	(44)	(11)	—			(27)	—
Total Revenues - Ex-FX (2)	$1,845	$1,824	$1,821	$1,844	$1,824	(1)%	(1)%	$7,319	$7,473	2%

Total Operating Expenses - as Reported	$1,227	$1,277	$1,207	$1,165	$1,154	(1)%	(6)%	$4,799	$4,803	—
Impact of FX Translation (2)	(41)	(61)	(31)	(8)	—			(4)	—
Total Operating Expenses - Ex-FX (2)	$1,186	$1,216	$1,176	$1,157	$1,154	—	(3)%	$4,795	$4,803	—

Provisions for LLR & PBC - as Reported	$166	$143	$177	$205	$187	(9)%	13%	$615	$712	16%
Impact of FX Translation (2)	(7)	(10)	(5)	(2)	—			(5)	—
Provisions for LLR & PBC - Ex-FX (2)	$159	$133	$172	$203	$187	(8)%	18%	$610	$712	17%

Net Income - as Reported	$338	$371	$359	$382	$375	(2)%	11%	$1,273	$1,487	17%
Impact of FX Translation (2)	(9)	(27)	(6)	(1)	—			(9)	—
Net Income - Ex-FX (2)	$329	$344	$353	$381	$375	(2)%	14%	$1,264	$1,487	18%

(1)    Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)    Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2018 and full year 2018 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	278	277	273	262	258	(2)%	(7)%
Accounts (in millions)	16.0	15.9	15.9	15.9	16.0	1%	—
Average Deposits	$96.0	$99.1	$97.6	$97.6	$97.7	—	2%
Investment Sales	$10.7	$12.5	$9.5	$9.1	$6.8	(25)%	(36)%
Investment AUMs	$68.5	$69.0	$68.5	$69.8	$67.6	(3)%	(1)%
Average Loans	$68.8	$70.7	$69.9	$69.2	$68.9	—	—
EOP Loans:
Mortgages	$33.3	$33.4	$32.0	$32.0	$31.9	—	(4)%
Commercial Banking	16.8	17.2	17.2	17.3	16.7	(3)%	(1)%
Personal and Other	19.9	20.2	20.1	20.2	20.6	2%	4%
Total EOP Loans	$70.0	$70.8	$69.3	$69.5	$69.2	—	(1)%

Total Net Interest Revenue (in millions) (2)	$695	$708	$716	$711	$730	3%	5%
As a % of Average Loans (2)	4.01%	4.06%	4.11%	4.08%	4.20%
Net Credit Losses (in millions)	$60	$57	$58	$58	$71	22%	18%
As a % of Average Loans	0.35%	0.33%	0.33%	0.33%	0.41%
Loans 90+ Days Past Due (in millions)	$186	$181	$189	$194	$178	(8)%	(4)%
As a % of EOP Loans	0.27%	0.26%	0.27%	0.28%	0.26%
Loans 30-89 Days Past Due (in millions)	$321	$355	$319	$302	$307	2%	(4)%
As a % of EOP Loans	0.46%	0.50%	0.46%	0.43%	0.44%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.5	15.3	15.3	15.4	15.3	(1)%	(1)%
Purchase Sales (in billions)	$21.9	$21.5	$21.3	$20.9	$22.2	6%	1%
Average Loans (in billions) (3)	$19.1	$19.6	$18.9	$18.5	$18.7	1%	(2)%
EOP Loans (in billions) (3)	$19.8	$19.2	$18.8	$18.6	$19.3	4%	(3)%
Average Yield (4)	12.67%	12.65%	12.55%	12.49%	12.58%	1%	(1)%

Total Net Interest Revenue (in millions) (5)	$524	$525	$510	$499	$505	1%	(4)%
As a % of Average Loans (6)	10.88%	10.86%	10.82%	10.70%	10.71%
Net Credit Losses (in millions)	$102	$105	$112	$107	$102	(5)%	—
As a % of Average Loans	2.12%	2.17%	2.38%	2.29%	2.16%
Net Credit Margin (in millions) (6)	$668	$626	$611	$625	$630	1%	(6)%
As a % of Average Loans (6)	13.88%	12.95%	12.97%	13.40%	13.37%
Loans 90+ Days Past Due	$199	$198	$192	$188	$199	6%	—
As a % of EOP Loans	1.01%	1.03%	1.02%	1.01%	1.03%
Loans 30-89 Days Past Due	$259	$260	$260	$251	$255	2%	(2)%
As a % of EOP Loans	1.31%	1.35%	1.38%	1.35%	1.32%

(1)    Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)    Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(3)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)    Average yield is gross interest revenue earned on loans divided by average loans.

(5)    Net interest revenue includes certain fees that are recorded as interest revenue.

(6)    Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017(1)	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Commissions and Fees	$1,088	$1,213	$1,127	$1,085	$1,091	1%	—	$4,318	$4,516	5%
Administration and Other Fiduciary Fees	671	694	713	686	662	(3)%	(1)%	2,668	2,755	3%
Investment Banking	1,145	985	1,246	1,029	1,092	6%	(5)%	4,661	4,352	(7)%
Principal Transactions	1,303	2,884	2,358	2,447	1,163	(52)%	(11)%	8,012	8,852	10%
Other(2)	228	418	154	(18)	240	NM	5%	1,179	794	(33)%
Total Non-Interest Revenue	4,435	6,194	5,598	5,229	4,248	(19)%	(4)%	20,838	21,269	2%
Net Interest Revenue (including Dividends)	3,869	3,654	4,093	4,012	3,966	(1)%	3%	15,636	15,725	1%
Total Revenues, Net of Interest Expense	8,304	9,848	9,691	9,241	8,214	(11)%	(1)%	36,474	36,994	1%
Total Operating Expenses	4,912	5,503	5,458	5,191	4,827	(7)%	(2)%	20,415	20,979	3%
Net Credit Losses	225	105	(1)	23	45	96%	(80)%	365	172	(53)%
Credit Reserve Build / (Release)	8	(175)	32	7	32	NM	NM	(221)	(104)	53%
Provision for Unfunded Lending Commitments	34	29	(6)	41	52	27%	53%	(159)	116	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	267	(41)	25	71	129	82%	(52)%	(15)	184	NM
Income from Continuing Operations before Taxes	3,125	4,386	4,208	3,979	3,258	(18)%	4%	16,074	15,831	(2)%
Income Taxes (3)	2,912	1,057	971	862	741	(14)%	(75)%	7,008	3,631	(48)%
Income from Continuing Operations	213	3,329	3,237	3,117	2,517	(19)%	NM	9,066	12,200	35%
Noncontrolling Interests	10	15	12	(6)	(4)	33%	NM	57	17	(70)%
Net Income	$203	$3,314	$3,225	$3,123	$2,521	(19)%	NM	$9,009	$12,183	35%
EOP Assets (in billions)	$1,336	$1,407	$1,397	$1,404	$1,394	(1)%	4%
Average Assets (in billions)	$1,385	$1,388	$1,406	$1,402	$1,419	1%	2%	$1,358	$1,404	3%
Return on Average Assets (ROA)	0.06%	0.97%	0.92%	0.88%	0.70%			0.66%	0.87%
Efficiency Ratio	59%	56%	56%	56%	59%			56%	57%

Revenue by Region
North America	$3,046	$3,265	$3,511	$3,329	$2,809	(16)%	(8)%	$13,923	$12,914	(7)%
EMEA	2,441	3,167	3,043	2,927	2,633	(10)%	8%	10,879	11,770	8%
Latin America	1,031	1,210	1,162	1,055	1,077	2%	4%	4,385	4,504	3%
Asia	1,786	2,206	1,975	1,930	1,695	(12)%	(5)%	7,287	7,806	7%
Total Revenues, net of Interest Expense	$8,304	$9,848	$9,691	$9,241	$8,214	(11)%	(1)%	$36,474	$36,994	1%

Income (loss) from Continuing Operations by Region
North America	$(1,108)	$857	$1,028	$870	$745	(14)%	NM	$2,355	$3,500	49%
EMEA	431	1,113	987	972	819	(16)%	90%	2,832	3,891	37%
Latin America	333	491	514	541	343	(37)%	3%	1,544	1,889	22%
Asia	557	868	708	734	610	(17)%	10%	2,335	2,920	25%
Income from Continuing Operations	$213	$3,329	$3,237	$3,117	$2,517	(19)%	NM	$9,066	$12,200	35%

Average Loans by Region (in billions)
North America	$157	$160	$165	$166	171	3%	9%	$151	$165	9%
EMEA	73	78	80	82	83	1%	14%	69	81	17%
Latin America	33	34	33	33	34	3%	3%	34	34	—
Asia	65	67	68	65	63	(3)%	(3)%	62	66	6%
Total	$328	$339	$346	$346	$351	1%	7%	$316	$346	9%

EOP Deposits by Region (in billions)
North America	$296	$295	$308	$318	$323	2%	9%
EMEA	174	189	187	180	184	2%	6%
Latin America	25	26	26	26	27	3%	7%
Asia	145	156	155	161	156	(3)%	8%
Total	$640	$666	$676	$685	$690	1%	8%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$432	$449	$459	$470	$472	—	9%
All Other ICG Businesses	208	217	217	215	218	1%	5%
Total	$640	$666	$676	$685	$690	1%	8%

(1)         See footnote 1 on page 1.

(2)         Full year 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)         Income taxes in the fourth quarter of 2017 include $2.0 billion related to Tax Reform.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Revenue Details:
Investment Banking:
Advisory	$316	$215	$361	$262	$463	77%	47%	$1,123	$1,301	16%
Equity Underwriting	251	216	335	259	181	(30)%	(28)%	1,121	991	(12)%
Debt Underwriting	726	699	726	660	634	(4)%	(13)%	3,126	2,719	(13)%
Total Investment Banking	1,293	1,130	1,422	1,181	1,278	8%	(1)%	5,370	5,011	(7)%

Treasury and Trade Solutions	2,236	2,268	2,336	2,283	2,402	5%	7%	8,635	9,289	8%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	513	521	589	563	559	(1)%	9%	1,938	2,232	15%
Private Bank	776	904	848	849	797	(6)%	3%	3,108	3,398	9%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,818	$4,823	$5,195	$4,876	$5,036	3%	5%	$19,051	$19,930	5%

Corporate Lending — Gain/(Loss) on Loan Hedges (1)	21	23	23	(106)	105	NM	NM	(133)	45	NM
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,839	$4,846	$5,218	$4,770	$5,141	8%	6%	$18,918	$19,975	6%

Fixed Income Markets	$2,463	$3,418	$3,076	$3,199	$1,942	(39)%	(21)%	$12,351	$11,635	(6)%
Equity Markets	567	1,103	864	792	668	(16)%	18%	2,879	3,427	19%
Securities Services	612	641	665	672	653	(3)%	7%	2,366	2,631	11%
Other (2)	(177)	(160)	(132)	(192)	(190)	1%	(7)%	(40)	(674)	NM
Total Markets and Securities Services	$3,465	$5,002	$4,473	$4,471	$3,073	(31)%	(11)%	$17,556	$17,019	(3)%

Total Revenues, net of Interest Expense	$8,304	$9,848	$9,691	$9,241	$8,214	(11)%	(1)%	$36,474	$36,994	1%

Taxable-equivalent adjustments (3)	$174	$96	$96	$98	$126	29%	(28)%	$716	$416	(42)%

Total ICG Revenues including taxable-equivalent adjustments (3)	$8,478	$9,944	$9,787	$9,339	$8,340	(11)%	(2)%	$37,190	$37,410	1%

Commissions and Fees	$170	$176	$182	$165	$183	11%	8%	$641	$706	10%

Principal Transactions (4)	1,108	2,184	2,108	2,020	796	(61)%	(28)%	6,995	7,108	2%
Other	132	276	28	84	(8)	NM	NM	596	380	(36)%
Total Non-Interest Revenue	$1,410	$2,636	$2,318	$2,269	$971	(57)%	(31)%	$8,232	$8,194	—
Net Interest Revenue	1,053	782	758	930	971	4%	(8)%	4,119	3,441	(16)%
Total Fixed Income Markets	$2,463	$3,418	$3,076	$3,199	$1,942	(39)%	(21)%	$12,351	$11,635	(6)%

Rates and Currencies	$1,912	$2,470	$2,235	$2,347	$1,409	(40)%	(26)%	$8,885	$8,461	(5)%
Spread Products / Other Fixed Income	551	948	841	852	533	(37)%	(3)%	3,466	3,174	(8)%
Total Fixed Income Markets	$2,463	$3,418	$3,076	$3,199	$1,942	(39)%	(21)%	$12,351	$11,635	(6)%

Commissions and Fees	$313	$361	$308	$284	$315	11%	1%	$1,271	$1,268	—
Principal Transactions (4)	79	537	101	284	318	12%	NM	478	1,240	NM
Other	9	80	20	(3)	12	NM	33%	7	109	NM
Total Non-Interest Revenue	$401	$978	$429	$565	$645	14%	61%	$1,756	$2,617	49%
Net Interest Revenue	166	125	435	227	23	(90)%	(86)%	1,123	810	(28)%
Total Equity Markets	$567	$1,103	$864	$792	$668	(16)%	18%	$2,879	$3,427	19%

(1)    Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)    Full year 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)    Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(4)    Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017(2)	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Net Interest Revenue	$429	$538	$553	$554	$609	10%	42%	$2,000	$2,254	13%
Non-interest revenue	322	53	(25)	(60)	(139)	NM	NM	1,132	(171)	NM
Total Revenues, Net of Interest Expense	751	591	528	494	470	(5)%	(37)%	3,132	2,083	(33)%
Total Operating Expenses	857	741	599	459	473	3%	(45)%	3,814	2,272	(40)%
Net Credit Losses	15	26	(21)	19	(3)	NM	NM	149	21	(86)%
Credit Reserve Build / (Release)	(49)	(33)	(95)	(43)	(47)	(9)%	4%	(317)	(218)	31%
Provision for Benefits and Claims	(8)	—	(1)	(1)	—	100%	NM	(7)	(2)	71%
Provision for Unfunded Lending Commitments	(3)	—	(1)	(5)	3	NM	NM	—	(3)	NM
Total provisions for credit losses and for benefits and claims	(45)	(7)	(118)	(30)	(47)	(57)%	(4)%	(175)	(202)	(15)%
Income from Continuing Operations before Taxes	(61)	(143)	47	65	44	(32)%	NM	(507)	13	NM
Income Taxes (Benefits) (3)	19,499	(69)	62	116	(222)	NM	NM	19,064	(113)	NM
Income (Loss) from Continuing Operations	(19,560)	(74)	(15)	(51)	266	NM	NM	(19,571)	126	NM
Income (Loss) from Discontinued Operations, net of taxes	(109)	(7)	15	(8)	(8)	—	93%	(111)	(8)	93%
Noncontrolling Interests	7	5	13	8	(15)	NM	NM	(6)	11	NM
Net Income (Loss)	$(19,676)	$(86)	$(13)	$(67)	$273	NM	NM	$(19,676)	$107	NM
EOP Assets (in billions of dollars)	$78	$92	$93	$94	$91	(3)%	17%
Average Assets (in billions of dollars)	$102	$93	$94	$97	$90	(7)%	(12)%	$101	$94	(7)%
Return on Average Assets	(76.53)%	(0.38)%	(0.06)%	(0.27)%	1.20%			(19.48)%	0.11%
Efficiency Ratio	114%	125%	113%	93%	101%			122%	109%

Corporate/Other Consumer Key Indicators:

Consumer - International

Branches (actual)	49	48	2	—	—	—	(100)%
Average Loans (in billions)	$1.7	$1.7	$1.1	$—	$—	—	(100)%	$1.9	$0.7
EOP Loans (in billions)	$1.6	$1.7	$—	$—	$—	—	(100)%
Net Interest Revenue	$74	$88	$64	$—	$—	—	(100)%
As a % of Average Loans	17.27%	20.99%	23.34%
Net Credit Losses	$7	$23	$19	$—	$—	—	(100)%	$82	$42
As a % of Average Loans	1.63%	5.49%	6.93%					4.32%	6.00%
Loans 90+ Days Past Due	$43	$32	$—	$—	$—	—	(100)%
As a % of EOP Loans	2.69%	1.88%
Loans 30-89 Days Past Due	$40	$44	$—	$—	$—	—	(100)%
As a % of EOP Loans	2.50%	2.59%

Consumer - North America

Branches (actual)	—	—	—	—	—	—	—
Average Loans (in billions of dollars)	$21.9	$20.6	$18.4	$17.0	$15.9	(6)%	(27)%	$25.3	$18.0
EOP Loans (in billions of dollars)	$21.2	$19.3	$17.6	$16.4	$15.3	(7)%	(28)%
Net Interest Revenue	$174	$169	$148	$154	$137	(11)%	(21)%
As a % of Average Loans	3.15%	3.33%	3.23%	3.59%	3.42%
Net Credit Losses	$10	$12	$(39)	$12	$—	(100)%	(100)%	$74	$(15)
As a % of Average Loans	0.18%	0.24%	(0.85)%	0.28%	0.00%			0.29%	-0.08%
Loans 90+ Days Past Due (4)	$514	$446	$415	$401	$382	(5)%	(26)%
As a % of EOP Loans	2.56%	2.42%	2.49%	2.57%	2.62
Loans 30-89 Days Past Due (4)	$502	$349	$355	$422	$362	(14)%	(28)%
As a % of EOP Loans	2.50%	1.90%	2.13%	2.71%	2.48%

(1)         Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations

(2)         Income taxes in the fourth quarter of 2017 include $19.8 billion related to Tax Reform. See footnote 1 on page 1.

(3)         4Q18 includes a one-time benefit of $94 million, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to Tax Reform.

(4)         See footnote 1 on page 18.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17

North America Mortgages

Residential First	$9.4	$9.0	$7.9	$7.3	$6.8	(7)%	(28)%
Home Equity	11.1	10.3	9.3	8.5	7.9	(7)%	(29)%
Average Loans (in billions of dollars)	$20.5	$19.3	$17.2	$15.8	$14.7	(7)%	(28)%

Residential First	$9.3	$8.1	$7.6	$7.0	$6.6	(6)%	(29)%
Home Equity	10.6	9.9	8.8	8.2	7.7	(6)%	(27)%
EOP Loans (in billions of dollars)	$19.9	$18.0	$16.4	$15.2	$14.3	(6)%	(28)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$12.1	$11.6	$11.0	$10.4	$9.8	(6)%	(19)%
Net Servicing & Gain/(Loss) on Sale	$23.5	$8.5	$18.1	$69.3	$3.9	(94)%	(83)%
Net Interest Revenue	$78	$88	$80	$82	$71	(13)%	(9)%
As a % of Avg. Loans	1.51%	1.85%	1.87%	2.06%	1.92%

Residential First	$(1)	$3	$2	$11	$2	(82)%	NM
Home Equity	8	7	(42)	(1)	(4)	NM	NM
Net Credit Losses (NCLs)	$7	$10	$(40)	$10	$(2)	NM	NM
As a % of Avg. Loans	0.14%	0.21%	(0.93)%	0.25%	(0.05)%

Residential First	$173	$142	$141	$149	$147	(1)%	(15)%
Home Equity	334	298	269	245	227	(7)%	(32)%
Loans 90+ Days Past Due (1)	$507	$440	$410	$394	$374	(5)%	(26)%
As a % of EOP Loans	2.70%	2.57%	2.65%	2.74%	2.75%

Residential First	$284	$184	$197	$247	$200	(19)%	(30)%
Home Equity	195	148	141	155	142	(8)%	(27)%
Loans 30-89 Days Past Due (1)	$479	$332	$338	$402	$342	(15)%	(29)%
As a % of EOP Loans	2.55%	1.94%	2.18%	2.79%	2.51%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.6 billion and ($1.1 billion), $0.5 billion and ($0.9 billion), $0.4 billion and ($0.9 billion), $0.4 billion and ($0.8 billion), and $0.3 billion and ($0.7 billion) as of December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.1 billion and ($1.1 billion), $0.1 billion and ($0.9 billion), and $0.1 billion and ($0.9 billion), $0.1 billion and ($0.8 billion), and $0.1 billion and ($0.7 billion) as of December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, respectively.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2017	2018	2018(5)	2017	2018	2018(5)	2017		2018		2018(5)
Assets:
Deposits with Banks	$179,810	$186,907	$175,251	$479	$629	$649	1.06%		1.34%		1.47%
Fed Funds Sold and Resale Agreements (6)	249,904	268,509	276,132	901	1,425	1,692	1.43%		2.11%		2.43%
Trading Account Assets (7)	211,685	205,013	206,860	1,345	1,662	1,505	2.52%		3.22%		2.89%
Investments	353,050	347,490	352,151	2,248	2,421	2,537	2.53%		2.76%		2.86%
Total Loans (net of Unearned Income) (8)	653,951	670,273	675,474	10,688	11,657	11,981	6.48%		6.90%		7.04%
Other Interest-Earning Assets	63,996	63,741	69,243	317	434	481	1.97%		2.70%		2.76%
Total Average Interest-Earning Assets	$1,712,396	$1,741,933	$1,755,111	$15,978	$18,228	$18,845	3.70%		4.15%		4.26%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$760,134	$793,876	$818,146	$1,481	$2,269	$2,619	0.77%		1.13%		1.27%
Deposit Insurance and FDIC Assessment		—	—	313	311	176
Total Deposits	760,134	793,876	818,146	1,794	2,580	2,795	0.94%		1.29%		1.36%
Fed Funds Purchased and Repurchase Agreements (6)	162,838	175,832	177,058	780	1,250	1,466	1.90%		2.82%		3.28%
Trading Account Liabilities (7)	89,485	96,131	99,892	176	273	277	0.78%		1.13%		1.10%
Short-Term Borrowings	105,339	108,171	104,596	340	578	637	1.28%		2.12%		2.42%
Long-Term Debt (9)	207,598	205,589	198,174	1,447	1,687	1,678	2.77%		3.26%		3.36%
Total Average Interest-Bearing Liabilities	$1,325,394	$1,379,599	$1,397,866	$4,537	$6,368	$6,853	1.36%		1.83%		1.95%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,325,394	$1,379,599	$1,397,866	$4,224	$6,057	$6,677	1.26%		1.74%		1.90%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,441	$11,860	$11,992	2.65%		2.70%		2.71%

NIR as a% of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,754	$12,171	$12,168	2.72%		2.77%		2.75%

4Q18 Increase (Decrease) From							6	bps	1	bps

4Q18 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							3	bps	(2	)bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rates of 21% in 2018 and 35% in 2017) of $128 million for the fourth quarter of 2017, $58 million for the third quarter of 2018 and $69 million for the fourth quarter of 2018.

(2)              Citigroup average balances and interest rates include both domestic and international operations.

(3)              Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)              Average rate % is calculated as annualized interest over average volumes.

(5)              Fourth quarter of 2018 is preliminary.

(6)              Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)              Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)              Nonperforming loans are included in the average loan balances.

(9)              Excludes hybrid financial instruments with changes in fair value recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17

Global Consumer Banking
North America	$182.5	$184.3	$181.7	$181.9	$181.2	—	(1)%
Latin America	27.1	29.6	28.4	30.1	27.7	(8)%	2%
Asia (1)	97.7	100.5	97.8	98.7	99.2	1%	2%
Total	$307.3	$314.4	$307.9	$310.7	$308.1	(1)%	—

ICG
North America	$295.9	$294.8	$308.1	$317.5	$323.1	2%	9%
EMEA	173.7	188.8	187.1	180.0	183.6	2%	6%
Latin America	25.4	26.1	25.9	26.3	27.1	3%	7%
Asia	144.5	156.3	154.5	160.9	156.1	(3)%	8%
Total	$639.5	$666.0	$675.6	$684.7	$689.9	1%	8%

Corporate/Other	$13.0	$20.8	$13.2	$9.8	$15.1	54%	16%

Total Deposits - EOP	$959.8	$1,001.2	$996.7	$1,005.2	$1,013.1	1%	6%

Total Deposits - Average	$973.3	$981.9	$986.2	$985.7	$1,005.7	2%	3%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$959.8	$1,001.2	$996.7	$1,005.2	$1,013.1	1%	6%
Impact of FX Translation (2)	(15.3)	(23.2)	(5.6)	(3.1)	—
Total EOP Deposits - Ex-FX (2)	$944.5	$978.0	$991.1	$1,002.1	$1,013.1	1%	7%

(1)              Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)              Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2018 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17

Global Consumer Banking

North America
Credit Cards	$139.7	$131.7	$136.7	$137.8	$144.5	5%	3%
Retail Banking	56.0	55.4	55.7	56.3	56.8	1%	1%
Total	$195.7	$187.1	$192.4	$194.1	$201.3	4%	3%

Latin America
Credit Cards	$5.4	$5.7	$5.4	$5.8	$5.7	(2)%	6%
Retail Banking	19.9	21.2	20.1	21.0	19.7	(6)%	(1)%
Total	$25.3	$26.9	$25.5	$26.8	$25.4	(5)%	—

Asia (1)
Credit Cards	$19.8	$19.2	$18.8	$18.6	$19.3	4%	(3)%
Retail Banking	70.0	70.8	69.3	69.5	69.2	—	(1)%
Total	$89.8	$90.0	$88.1	$88.1	$88.5	—	(1)%

Total GCB Consumer Loans
Credit Cards	$164.9	$156.6	$160.9	$162.2	$169.5	5%	3%
Retail Banking	145.9	147.4	145.1	146.8	145.7	(1)%	—
Total GCB	$310.8	$304.0	$306.0	$309.0	$315.2	2%	1%

Corporate/Other - Consumer:

North America
Mortgages	$19.9	$18.0	$16.4	$15.2	$14.3	(6)%	(28)%
Other	1.3	1.3	1.2	1.2	1.0	(17)%	(23)%
Total	$21.2	$19.3	$17.6	$16.4	$15.3	(7)%	(28)%

International	$1.6	$1.7	$—	$—	$—	—	(100)%

Corporate/Other - Other Consumer	0.1	0.1	—	0.1	—	—	—

Total Corporate/Other - Consumer	$22.9	$21.1	$17.6	$16.5	$15.3	(7)%	(33)%

Total Consumer Loans	$333.7	$325.1	$323.6	$325.5	$330.5	2%	(1)%

Corporate Loans - By Region
North America	$159.2	$163.0	$165.4	$167.8	$174.8	4%	10%
EMEA	74.4	82.1	82.9	83.8	84.3	1%	13%
Latin America	33.5	33.8	32.3	34.0	33.5	(1)%	—
Asia	66.3	69.0	66.9	63.8	61.1	(4)%	(8)%
Total Corporate Loans	$333.4	$347.9	$347.5	$349.4	$353.7	1%	6%

Corporate Loans - By Product
Corporate Lending	$126.4	$134.6	$130.5	$127.8	$129.3	1%	2%
Private Bank	87.4	90.1	92.3	94.4	95.7	1%	9%
Treasury and Trade Solutions	79.6	81.9	79.7	79.3	78.2	(1)%	(2)%
Markets and Securities Services	40.0	41.3	45.0	47.9	50.5	5%	26%
Total Corporate Loans	$333.4	$347.9	$347.5	$349.4	$353.7	1%	6%

Total Loans	$667.0	$672.9	$671.2	$674.9	$684.2	1%	3%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$667.0	$672.9	$671.2	$674.9	$684.2	1%	3%
Impact of FX Translation (2)	(9.3)	(13.8)	(3.1)	(2.3)	—
Total EOP Loans - Ex-FX (2)	$657.7	$659.1	$668.1	$672.6	$684.2	2%	4%

(1)                Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)                Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2018 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2017	2018	2018	2018	2018	2018

GCB (2)
Total	$2,478	$2,379	$2,345	$2,404	$2,619	$315.2
Ratio	0.80%	0.78%	0.77%	0.78%	0.83%

Retail Bank (2)
Total	$515	$493	$500	$508	$485	$145.7
Ratio	0.35%	0.34%	0.35%	0.35%	0.33%
North America (2)	$199	$184	$179	$188	$180	$56.8
Ratio	0.36%	0.34%	0.33%	0.34%	0.32%
Latin America	$130	$128	$132	$126	$127	$19.7
Ratio	0.65%	0.60%	0.66%	0.60%	0.64%
Asia (3)	$186	$181	$189	$194	$178	$69.2
Ratio	0.27%	0.26%	0.27%	0.28%	0.26%

Cards
Total	$1,963	$1,886	$1,845	$1,896	$2,134	$169.5
Ratio	1.19%	1.20%	1.15%	1.17%	1.26%
North America - Citi-Branded	$768	$731	$712	$707	$812	$91.8
Ratio	0.85%	0.85%	0.81%	0.80%	0.88%
North America - Retail Services	$845	$797	$781	$832	$952	$52.7
Ratio	1.72%	1.73%	1.61%	1.68%	1.81%
Latin America	$151	$160	$160	$169	$171	$5.7
Ratio	2.80%	2.81%	2.96%	2.91%	3.00%
Asia (3)	$199	$198	$192	$188	$199	$19.3
Ratio	1.01%	1.03%	1.02%	1.01%	1.03%

Corporate/Other - Consumer (2)	$557	$478	$415	$401	$382	$15.3
Ratio	2.57%	2.38%	2.49%	2.57%	2.62%
International	$43	$32	$—	$—	$—	$—
Ratio	2.69%	1.88%
North America (2)	$514	$446	$415	$401	$382	$15.3
Ratio	2.56%	2.42%	2.49%	2.57%	2.62%

Total Citigroup (2)	$3,035	$2,857	$2,760	$2,805	$3,001	$330.5
Ratio	0.91%	0.88%	0.86%	0.87%	0.91%

(1)               The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)               The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)               Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2017	2018	2018	2018	2018	2018

GCB (2)
Total	$2,762	$2,710	$2,558	$2,890	$2,902	$315.2
Ratio	0.89%	0.89%	0.84%	0.94%	0.92%

Retail Bank (2)
Total	$822	$830	$754	$857	$790	$145.7
Ratio	0.57%	0.57%	0.52%	0.59%	0.54%
North America (2)	$306	$227	$252	$320	$282	$56.8
Ratio	0.55%	0.41%	0.46%	0.58%	0.50%
Latin America	$195	$248	$183	$235	$201	$19.7
Ratio	0.98%	1.17%	0.91%	1.12%	1.02%
Asia (3)	$321	$355	$319	$302	$307	$69.2
Ratio	0.46%	0.50%	0.46%	0.43%	0.44%

Cards
Total	$1,940	$1,880	$1,804	$2,033	$2,112	$169.5
Ratio	1.18%	1.20%	1.12%	1.25%	1.25%
North America - Citi-Branded	$698	$669	$627	$722	$755	$91.8
Ratio	0.77%	0.78%	0.71%	0.82%	0.82%
North America - Retail Services	$830	$791	$761	$890	$932	$52.7
Ratio	1.69%	1.72%	1.57%	1.80%	1.77%
Latin America	$153	$160	$156	$170	$170	$5.7
Ratio	2.83%	2.81%	2.89%	2.93%	2.98%
Asia (3)	$259	$260	$260	$251	$255	$19.3
Ratio	1.31%	1.35%	1.38%	1.35%	1.32%

Corporate/Other - Consumer (2)	$542	$393	$355	$422	$362	$15.3
Ratio	2.50%	1.96%	2.13%	2.71%	2.48%
International	$40	$44	$—	$—	$—	$—
Ratio	2.50%	2.59%
North America (2)	$502	$349	$355	$422	$362	$15.3
Ratio	2.50%	1.90%	2.13%	2.71%	2.48%

Total Citigroup (2)	$3,304	$3,103	$2,913	$3,312	$3,264	$330.5
Ratio	1.00%	0.96%	0.90%	1.02%	0.99%

(1)         The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 18.

(3)         Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

(In millions of dollars)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)
Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,366	$12,355	$12,354	$12,126	$12,336			$12,060	$12,355

Gross Credit (Losses)	(2,279)	(2,296)	(2,109)	(2,094)	(2,166)	(3)%	5%	(8,673)	(8,665)	—
Gross Recoveries	399	429	405	338	380	12%	(5)%	1,597	1,552	(3)%
Net Credit (Losses) / Recoveries (NCLs)	(1,880)	(1,867)	(1,704)	(1,756)	(1,786)	2%	(5)%	(7,076)	(7,113)	1%
NCLs	1,880	1,867	1,704	1,756	1,786	2%	(5)%	7,076	7,113	1%
Net Reserve Builds / (Releases)	78	102	31	169	92	(46)%	18%	544	394	(28)%
Net Specific Reserve Builds / (Releases)	58	(166)	60	(19)	(28)	(47)%	NM	(117)	(153)	(31)%
Provision for Loan Losses	2,016	1,803	1,795	1,906	1,850	(3)%	(8)%	7,503	7,354	(2)%
Other (2) (3) (4) (5) (6) (7)	(147)	63	(319)	60	(85)	NM	42%	(132)	(281)
Allowance for Loan Losses at End of Period (1) (a)	$12,355	$12,354	$12,126	$12,336	$12,315			$12,355	$12,315

Allowance for Unfunded Lending Commitments (8) (a)	$1,258	$1,290	$1,278	$1,321	$1,367			$1,258	$1,367

Provision (Release) for Unfunded Lending Commitments	$29	$28	$(4)	$42	$47			$(161)	$113

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,613	$13,644	$13,404	$13,657	$13,682			$13,613	$13,682

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.86%	1.85%	1.81%	1.84%	1.81%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,892	$9,869	$10,039	$9,796	$9,997			$9,358	$9,869

Net Credit Losses (NCLs)	(1,658)	(1,771)	(1,706)	(1,726)	(1,741)	1%	5%	(6,697)	(6,944)	4%
NCLs	1,658	1,771	1,706	1,726	1,741	1%	5%	6,697	6,944	4%
Net Reserve Builds / (Releases)	115	121	61	135	21	(84)%	(82)%	811	338	(58)%
Net Specific Reserve Builds / (Releases)	12	(11)	(3)	8	12	50%	—	(145)	6	NM
Provision for Loan Losses	1,785	1,881	1,764	1,869	1,774	(5)%	(1)%	7,363	7,288	(1)%
Other (2) (3) (4) (5) (6) (7)	(150)	60	(301)	58	(80)	NM	47%	(155)	(263)	(70)%
Allowance for Loan Losses at End of Period (1) (b)	$9,869	$10,039	$9,796	$9,997	$9,950			$9,869	$9,950

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$33	$32	$34	$40	$32			$33	$32

Provision (Release) for Unfunded Lending Commitments	$(2)	$(1)	$3	$6	$(8)			$(2)	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,902	$10,071	$9,830	$10,037	$9,982			$9,902	$9,982

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	2.96%	3.09%	3.03%	3.07%	3.01%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,474	$2,486	$2,315	$2,330	$2,339			$2,702	$2,486

Net Credit (Losses) / Recoveries (NCL’s)	(222)	(96)	2	(30)	(45)	50%	(80)%	(379)	(169)	(55)%
NCLs	222	96	(2)	30	45	50%	(80)%	379	169	(55)%
Net Reserve Builds / (Releases)	(37)	(19)	(30)	34	71	NM	NM	(267)	56	NM
Net Specific Reserve Builds / (Releases)	46	(155)	63	(27)	(40)	(48)%	NM	28	(159)	NM
Provision for Loan Losses	231	(78)	31	37	76	NM	(67)%	140	66	(53)%
Other (2)	3	3	(18)	2	(5)			23	(18)
Allowance for Loan Losses at End of Period (1) (c)	$2,486	$2,315	$2,330	$2,339	$2,365			$2,486	$2,365

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,225	$1,258	$1,244	$1,281	$1,335			$1,225	$1,335

Provision (Release) for Unfunded Lending Commitments	$31	$29	$(7)	$36	$55			$(159)	$113

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,711	$3,573	$3,574	$3,620	$3,700			$3,711	$3,700

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.76%	0.67%	0.68%	0.68%	0.67%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)           Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)           Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)           The fourth quarter of 2017 includes a reduction of approximately $47 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $22 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a decrease of approximately $106 million related to FX translation.

(4)           The first quarter of 2018 includes a reduction of approximately $55 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $53 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $118 million related to FX translation.

(5)           The second quarter of 2018 includes a reduction of approximately $137 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $33 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a decrease of approximately $164 million related to FX translation.

(6)           The third quarter of 2018 includes a reduction of approximately $5 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $2 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes an increase of approximately $62 million related to FX translation.

(7)           The fourth quarter of 2018 includes a reduction of approximately $4 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes a decrease of approximately $76 million related to FX translation.

(8)           Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)           December 31, 2017,  March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018 exclude $25 million, $23 million, $22 million, $21 million and $21 million, respectively, of consumer loans which are carried at fair value.

(10)         December 31, 2017,  March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018 exclude $4.4 billion, $4.5 billion, $3.0 billion, $4.2 billion and $3.2 billion, respectively, of corporate loans which are carried at fair value.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						4Q18 Increase/		Full	Full	YTD 2018 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	YTD 2017 Increase/
	2017	2018	2018	2018	2018	3Q18	4Q17	2017	2018	(Decrease)

Global Consumer Banking
Net Credit Losses	$1,640	$1,736	$1,726	$1,714	$1,744	2%	6%	$6,562	$6,920	5%
Credit Reserve Build / (Release)	177	144	154	186	79	(58)%	(55)%	965	563	(42)%
North America
Net Credit Losses	1,186	1,296	1,278	1,242	1,281	3%	8%	4,796	5,097	6%
Credit Reserve Build / (Release)	153	123	115	116	84	(28)%	(45)%	869	438	(50)%
Retail Banking
Net Credit Losses	30	43	32	32	31	(3)%	3%	194	138	(29)%
Credit Reserve Build / (Release)	3	(20)	(6)	1	11	NM	NM	(44)	(14)	68%
Citi-Branded Cards
Net Credit Losses	592	651	657	644	650	1%	10%	2,447	2,602	6%
Credit Reserve Build / (Release)	87	75	51	59	41	(31)%	(53)%	397	226	(43)%
Citi Retail Services
Net Credit Losses	564	602	589	566	600	6%	6%	2,155	2,357	9%
Credit Reserve Build / (Release)	63	68	70	56	32	(43)%	(49)%	516	226	(56)%
Latin America
Net Credit Losses	292	278	278	307	290	(6)%	(1)%	1,117	1,153	3%
Credit Reserve Build / (Release)	19	42	33	31	(23)	NM	NM	125	83	(34)%
Retail Banking
Net Credit Losses	153	132	138	153	144	(6)%	(6)%	584	567	(3)%
Credit Reserve Build / (Release)	(5)	10	9	9	(34)	NM	NM	49	(6)	NM
Citi-Branded Cards
Net Credit Losses	139	146	140	154	146	(5)%	5%	533	586	10%
Credit Reserve Build / (Release)	24	32	24	22	11	(50)%	(54)%	76	89	17%
Asia (1)
Net Credit Losses	162	162	170	165	173	5%	7%	649	670	3%
Credit Reserve Build / (Release)	5	(21)	6	39	18	(54)%	NM	(29)	42	NM
Retail Banking
Net Credit Losses	60	57	58	58	71	22%	18%	245	244	—
Credit Reserve Build / (Release)	6	(13)	5	13	—	(100)%	(100)%	(32)	5	NM
Citi-Branded Cards
Net Credit Losses	102	105	112	107	102	(5)%	—	404	426	5%
Credit Reserve Build / (Release)	(1)	(8)	1	26	18	(31)%	NM	3	37	NM

Institutional Clients Group (ICG)
Net Credit Losses	225	105	(1)	23	45	96%	(80)%	365	172	(53)%
Credit Reserve Build / (Release)	8	(175)	32	7	32	NM	NM	(221)	(104)	53%

Corporate / Other
Net Credit Losses	15	26	(21)	19	(3)	NM	NM	149	21	(86)%
Credit Reserve Build / (Release)	(49)	(33)	(95)	(43)	(47)	(9)%	4%	(317)	(218)	31%

Total Provision for Loan Losses	$2,016	$1,803	$1,795	$1,906	$1,850	(3)%	(8)%	$7,503	$7,354	(2)%

(1)         Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

						4Q18 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2017	2018	2018	2018	2018	3Q18	4Q17
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$784	$817	$784	$679	$483	(29)%	(38)%
EMEA	849	561	391	362	375	4%	(56)%
Latin America	280	263	204	266	230	(14)%	(18)%
Asia	29	27	244	233	223	(4)%	NM
Total	$1,942	$1,668	$1,623	$1,540	$1,311	(15)%	(32)%

Consumer Non-Accrual Loans By Region (2)
North America	$1,650	$1,500	$1,373	$1,323	$1,241	(6)%	(25)%
Latin America	756	791	726	764	715	(6)%	(5)%
Asia (3)	284	284	284	287	270	(6)%	(5)%
Total	$2,690	$2,575	$2,383	$2,374	$2,226	(6)%	(17)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$37	$19	$23	$33	$29	(12)%	(22)%
Global Consumer Banking	26	28	23	20	20	—	(23)%
Corporate/Other	81	67	55	56	50	(11)%	(38)%
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$144	$114	$101	$109	$99	(9)%	(31)%

OREO By Region:
North America	$89	$70	$66	$76	$64	(16)%	(28)%
EMEA	2	—	1	1	1	—	(50)%
Latin America	35	29	24	25	12	(52)%	(66)%
Asia	18	15	10	7	22	NM	22%
Total	$144	$114	$101	$109	$99	(9)%	(31)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,942	$1,668	$1,623	$1,540	$1,311	(15)%	(32)%
Consumer Non-Accrual Loans	2,690	2,575	2,383	2,374	2,226	(6)%	(17)%
Non-Accrual Loans (NAL)	4,632	4,243	4,006	3,914	3,537	(10)%	(24)%
OREO	144	114	101	109	99	(9)%	(31)%
Non-Accrual Assets (NAA)	$4,776	$4,357	$4,107	$4,023	$3,636	(10)%	(24)%

NAL as a % of Total Loans	0.69%	0.63%	0.60%	0.58%	0.52%
NAA as a % of Total Assets	0.26%	0.23%	0.21%	0.21%	0.19%

Allowance for Loan Losses as a % of NAL	267%	291%	303%	315%	348%

(1)             Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)             Excludes Statement of Position (SOP) 03-3 purchased distressed loans.

(3)             Asia GCB includes balances for certain EMEA countries for all periods presented.

(4)             Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(5)             There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2017(2)	2018	2018	2018	2018(3)
Common Equity Tier 1 Capital Ratio and Components(1)

Citigroup Common Stockholders’ Equity(4)	$181,671	$182,943	$181,243	$178,153	$177,928
Add: Qualifying noncontrolling interests	153	140	145	148	147
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(5)	(698)	(920)	(1,021)	(1,095)	(729)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(6)	(721)	(498)	(162)	(503)	580
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	22,052	22,482	21,809	21,891	21,823
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,401	4,209	4,461	4,304	4,313
Defined benefit pension plan net assets	896	871	882	931	806
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	13,072	12,811	12,551	12,345	11,825
Common Equity Tier 1 Capital (CET1)	$142,822	$144,128	$142,868	$140,428	$139,457
Risk-Weighted Assets (RWA)	$1,155,099	$1,195,981	$1,176,863	$1,196,923	$1,170,742
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.36%	12.05%	12.14%	11.73%	11.9%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$142,822	$144,128	$142,868	$140,428	$139,457
Additional Tier 1 Capital (AT1)(8)	19,555	19,362	19,134	19,449	18,864
Total Tier 1 Capital (T1C) (CET1 + AT1)	$162,377	$163,490	$162,002	$159,877	$158,321
Total Leverage Exposure (TLE)	$2,432,491	$2,436,817	$2,453,497	$2,459,993	$2,461,844
Supplementary Leverage Ratio (T1C/TLE)	6.68%	6.71%	6.60%	6.50%	6.4%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share

Common Stockholders’ Equity	$181,487	$182,759	$181,059	$177,969	$177,760
Less:
Goodwill	22,256	22,659	22,058	22,187	22,046
Intangible assets (other than MSRs)	4,588	4,450	4,729	4,598	4,636
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	32	48	32	—	—
Tangible Common Equity (TCE)	$154,611	$155,602	$154,240	$151,184	$151,078
Common Shares Outstanding (CSO)	2,569.9	2,549.9	2,516.6	2,442.1	2,368.5
Book Value Per Share (Common Equity/CSO)	$70.62	$71.67	$71.95	$72.88	$75.05
Tangible Book Value Per Share (TCE/CSO)	$60.16	$61.02	$61.29	$61.91	$63.79

(1)              See footnote 2 on page 1.

(2)              See footnote 1 on page 1.

(3)              Preliminary.

(4)              Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(5)              Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(6)              The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(7)              Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(8)              Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.